UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 14, 2012

Chemung Financial Corporation
(Exact Name of Registrant as Specified in Charter)

New York	0-13888	16-1237038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Chemung Canal Plaza, P.O. Box 1522, Elmira, NY14901
(Address of Principal Executive Offices) (Zip Code)

(607) 737-3711
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 14, 2012, Chemung Financial Corporation (OTCBB:CHMG), parent company of Chemung Canal Trust Company, issued a press release announcing that shares of its common stock will begin trading on NASDAQ Global Market effective with the opening of trading on Friday, November 16, 2012. Chemung Financial will continue to use its current ticker symbol: CHMG.

The press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated November 14, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 14, 2012	Chemung Financial Corporation
	By:	/s/ MARK SEVERSON Mark Severson Executive Vice President, Chief Financial Officer & Treasurer

Exhibit Index
99.1	Press release dated November 14, 2012